Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Transamerica Premier Index Fund

Transamerica Premier Bond Fund

Supplement dated February 23, 2005 to Prospectus

dated May 1, 2004, as previously supplemented

The Board of Directors of Transamerica Investors, Inc. (the “Company”) recently approved, upon the recommendation of Transamerica Investment Management, LLC (“TIM”), that it would be in the best interests of the shareholders of Transamerica Premier Index Fund and Transamerica Premier Bond Fund (each a “Fund,” and together, the “Funds”) to liquidate and dissolve each of the Funds. After consideration of each Fund’s prospects and possible alternatives to dissolution, and upon the recommendation of TIM and the management of the Company, the Board, including all of the Directors who are not “interested persons” (for regulatory purposes) of the Company or TIM, reviewed and approved the proposed liquidation and dissolution of each Fund pursuant to a Plan of Liquidation and also approved the submission of the Plan of Liquidation to the Funds’ shareholders for approval.

Investors should retain this Supplement for future reference.